UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 22, 2007

GP Strategies Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7234	13-1926739
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6095 Marshalee Drive, Suite 300, Elkridge, MD	21075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 379-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 22, 2007, GP Strategies Corporation, a Delaware corporation (“the Company”), announced the nomination of three new directors, Sue W. Kelly, A. Marvin Strait and Gene A. Washington, to serve on its Board. Mrs. Kelly, Mr. Strait and Mr. Washington will be recommended to the Company’s stockholders, along with incumbents Harvey Eisen, Marshall Geller, Scott Greenberg and Richard Pfenniger, for election at the Company’s upcoming Annual Meeting of Stockholders on Monday, December 10, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated October 22, 2007, “GP Strategies Corporation Announces Nomination of Three New Board Members.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

Date: October 24, 2007	/s/ Kenneth L. Crawford
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 22, 2007, “GP Strategies Corporation Announces Nomination of Three New Board Members.”